SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                      January 15, 1999 (January 15, 1999)
               ________________________________________________
               Date of report (Date of earliest event reported)


                          All Star Gas Corporation
           ______________________________________________________
             (Exact Name of Registrant as Specified in Charter)


    Missouri               1-11393                43-1494323
 ______________     _____________________      __________________
 (State of          (Commission File No.)      (IRS Employer
 Incorporation)                                Identification No.)


                                P.O. Box 303
                         119 West Commercial Street
                          Lebanon, Missouri  65536
        ____________________________________________________________
           (Address of Principal Executive Offices and Zip Code)


                               (417) 532-3103
            ____________________________________________________
            (Registrant's telephone number, including area code)

                                    N/A
       _____________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)

























 Item 5.   Other Events.

           A copy of the press release issued by All Star Gas Corporation on January 15, 1999 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


 Item 7.   Financial Statements, Pro Forma
           Financial Information and Exhibits.


      (c)  Exhibits

           99.1 Press Release issued by All Star Gas Corporation on January 15, 1999



















































                                   Signatures

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated:  January 15, 1999

                                 ALL STAR GAS CORPORATION


                                 By: /s/ Valeria Schall
                                    -----------------------------------
                                    Name:  Valeria Schall

                                    Title: Executive Vice President

















































                                  EXHIBIT INDEX


 Exhibit No.              Description

 99.1                Press Release issued by All Star Gas Corporation on
                     January 15, 1999